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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: August 30, 2002

QUIXOTE CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number 0-7903

DELAWARE	36-2675371
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
ONE EAST WACKER DRIVE, CHICAGO, ILLINOIS	60601
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number including area code: (312) 467-6755

ITEM 1 - 4. Not Applicable.

ITEM 5. Other Events and Regulation FD Disclosure.

        On August 30, 2002, the registrant's wholly-owned subsidiary, Energy Absorption Systems, Inc., acquired certain assets including the Dura-Post® delineation product line from The Line Connection Inc., of Sacramento, California. The assets acquired will be incorporated by the registrant into its Protect and Direct segment. The purchase price of approximately $500,000 was paid in cash, subject to certain holdbacks. There is no material relationship between the registrant and The Line Connection Inc. or any of its affiliates.

        **********

        Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Except for historical information contained herein, the matters set forth in this report are forward-looking statements. The forward-looking statements set forth above involve a number of risks and uncertainties that could cause actual results to differ materially from any such statements, including the risks and uncertainties discussed in the Company's Annual Report on Form 10-K for its fiscal year ended June 30, 2001, under the caption "Forward-Looking Statements" in Management's Discussion and Analysis of Financial Condition and Results of Operations, which discussion is incorporated herein by this reference.

ITEM 6 - 7. Not Applicable.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUIXOTE CORPORATION
DATE: September 16, 2002	/s/ DANIEL P. GOREY DANIEL P. GOREY Vice President, Chief Financial Officer and Treasurer (Chief Financial & Accounting Officer)

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  ITEM 1 - 4. Not Applicable.
  ITEM 5. Other Events and Regulation FD Disclosure.
  ITEM 6 - 7. Not Applicable.
SIGNATURES